Exhibit 99.1

Cycurion Announces Investigation into Defamatory Online Activities and Naked Short Selling Impacting Its Stock

Legal action, including steps to file a John Doe lawsuit, to address suspected dissemination of false information, defamation, and libel against the Company and executives, as well as potential unlawful trading practices

CEO Kevin Kelly stated, “We are deeply concerned about the harm inflicted on our shareholders by coordinated efforts to spread misinformation and manipulate our stock price.”

McLean, VA – October 14, 2025 – Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading cybersecurity solutions provider, announces today that over the past 5-6 months, the Company’s cybersecurity team has employed advanced cyber techniques, leveraging our proprietary technology, to monitor and identify individuals on platforms such as X (formerly Twitter), Stocktwits, Reddit, Yahoo, and others who appear to have disseminated false and misleading information, defamed the Company, and libeled its executives. These activities seem designed to undermine investor confidence and harm the Company’s reputation. The investigation has yielded substantial information, providing more than enough evidence to support further action.

The Company has engaged counsel to pursue its legal remedies against these matters, including taking steps to file a John Doe lawsuit to identify and hold accountable those responsible. Cycurion is also collaborating with the aforementioned platforms and relevant authorities to bring the identified individuals to justice through all available legal channels.

Additionally, the Company’s investigation has uncovered indications of a significant naked short position in the Company’s common stock, which may involve unlawful manipulation. Cycurion is committed to pursuing its legal remedies against the individuals and groups potentially responsible for these practices to protect the integrity of its securities and the interests of its shareholders.

Kevin Kelly, Chairman and CEO of Cycurion, stated, “Cycurion has been a highly active stock on NASDAQ, yet it has experienced unexplained volatility despite our strong operational achievements and innovations in cybersecurity. We have long suspected coordinated campaigns spreading false information and illegal trading activities, which is why we initiated this thorough monitoring effort using our own cybersecurity team and technology. This announcement underscores our zero-tolerance policy toward manipulative behaviors online or in the markets. We believe the Company and its dedicated shareholders have been unfairly targeted by these bad actors, particularly at our current stock price, which we view as undervalued given our robust intellectual property portfolio and substantial backlog of contracts. We are taking these steps, including pursuing a John Doe lawsuit, to protect our shareholders, and we will deploy every resource at our disposal to stop these activities, seek appropriate remedies, and hold these individuals accountable for their actions.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies, Cloudburst Security, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, including the John Doe lawsuit, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:

(888) 341-6680

investors@cycurion.com

Cycurion Media Relations:

(888) 341-6680

media@cycurion.com